Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles Wayne Tynon, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Coil Tubing Technology Holdings, Inc. on Form 10-Q for the quarterly period ended March 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Coil Tubing Technology Holdings, Inc.

By: /s/ Charles Wayne Tynon
Charles Wayne Tynon
Chief Executive Officer and President
(Principal Executive Officer and Principal Accounting Officer)

June 17, 2009